Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached Schedule 13D is being filed on behalf of each of the undersigned.

Date: May 28, 2026

Atlas Venture Fund X, L.P.

By:	Atlas Venture Associates X, L.P., its general partner
By:	Atlas Venture Associates X, LLC, its general partner

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Associates X, L.P.

By:	Atlas Venture Associates X, LLC, its general partner

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Associates X, LLC

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Opportunity Fund I, L.P.

By:	Atlas Venture Associates Opportunity I, L.P., its general partner
By:	Atlas Venture Associates Opportunity I, LLC, its general partner

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Associates Opportunity I, L.P.

By:	Atlas Venture Associates Opportunity I, LLC, its general partner

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Associates Opportunity I, LLC

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Opportunity Fund II, L.P.

By:	Atlas Venture Associates Opportunity II, L.P., its general partner
By:	Atlas Venture Associates Opportunity II, LLC, its general partner

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Associates Opportunity II, L.P.

By:	Atlas Venture Associates Opportunity II, LLC, its general partner

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Associates Opportunity II, LLC

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Opportunity Fund III, L.P.

By:	Atlas Venture Associates Opportunity III, L.P., its general partner
By:	Atlas Venture Associates Opportunity III, LLC, its general partner

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Associates Opportunity III, L.P.

By:	Atlas Venture Associates Opportunity III, LLC, its general partner

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer

Atlas Venture Associates Opportunity III, LLC

By: /s/ Ommer Chohan
Name:	Ommer Chohan
Title:	Chief Financial Officer